Exhibit 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Page
Financial Highlights	1-2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
Property and Casualty
Condensed Income Statements	6
Property and Casualty Consolidated Balance Sheets	7
Statutory Underwriting Results	8-10
Life Companies
Condensed Income Statements	12
Life Companies Consolidated Balance Sheets	13
Segment Income by Product Line	14
Segment Income Excluding Certain Non-Cash Items	15
Selected Financial Information-Variable Annuities	16
Future Policy Benefits and Account Balances	17
Investments
Net Investment Income	19
Net Realized Investment Gains (Losses)	20
Unrealized Losses	21
Credit Quality of Fixed Maturities	22
Historical Financial Highlights	23-24
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
(In millions, except per share data)	2004	2003	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$10.8	$(2.7)	N/M
Commercial Lines	26.5	39.4	(32.7)
Other	1.3	1.5	(13.3)

Total Property and Casualty	38.6	38.2	1.0

Life Companies	9.8	(2.4)	N/M
Corporate Debt	(10.0)	(10.0)	—

Total segment income	38.4	25.8	48.8

Federal income taxes on segment income	(5.2)	(2.1)	N/M

Total segment income after taxes	$33.2	$23.7	40.1

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income after taxes	$33.2	$23.7	40.1

Tax settlement	30.1	—	N/M
Net realized investment gains, net of taxes and amortization	10.2	8.0	27.5
Gains on derivative instruments, net of taxes	—	1.0	N/M
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	(2.1)	3.0	N/M
Restructuring costs, net of taxes	(2.1)	(2.2)	(4.5)
Income from sale of universal life business, net of taxes	—	3.6	N/M

Income before effect of accounting change	69.3	37.1	86.8
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	N/M

Net income	$12.1	$37.1	(67.4)

PER SHARE DATA (DILUTED)
Total segment income	$0.72	$0.49	46.9
Federal income taxes on segment income	(0.10)	(0.04)	N/M

Total segment income after taxes	0.62	0.45	37.8
Tax settlement	0.56	—	N/M
Net realized investment gains, net of taxes and amortization	0.19	0.14	35.7
Gains on derivative instruments, net of taxes	—	0.02	N/M
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	(0.04)	0.06	N/M
Restructuring costs, net of taxes	(0.04)	(0.04)	—
Income from sale of universal life business, net of taxes	—	0.07	N/M

Income before effect of accounting change	1.29	0.70	84.3
Cumulative effect of change in accounting principle, net of taxes	(1.06)	—	N/M

Net income	$0.23	$0.70	(67.1)

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	March 31 2004	December 31 2003	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,612.4	$1,545.6	4.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,196.5	1,194.9	0.1
AFC Holding Company and other	(519.6)	(520.3)	(0.1)

Total shareholders’ equity	$2,289.3	$2,220.2	3.1

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,029.4	$1,001.6	2.8
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$589.8	$553.4	6.6
First Allmerica Financial Life Insurance Company	$197.1	$176.6	11.6

The Hanover Insurance Company (consolidated) Premium to surplus ratio	2.2:1	2.2:1	—
Allmerica Financial Life Insurance and Annuity Company (consolidated) estimated risk based capital ratio	420%	365%	55.0

Book value per share
The Hanover Insurance Company (consolidated)	$30.31	$29.16	3.9
Allmerica Financial Life Insurance and Annuity Company (consolidated)	22.49	22.55	(0.3)
AFC Holding Company and other	(9.76)	(9.82)	(0.6)

Total book value per share	$43.04	$41.89	2.7

Book value per share, excluding accumulated other comprehensive income	$41.77	$41.59	0.4

Shares outstanding (1)	53.2	53.0

Stock price	$34.55	$30.77	12.3
Price/book value per share	0.8	x	0.7	x	0.1	x
Debt/equity	22.2%	22.5%	(0.3	)pts
Debt/total capital	18.2%	18.4%	(0.2	)pts
Debt plus preferred securities of a subsidiary trust/total capital	18.2%	18.4%	(0.2	)pts

(1)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions, except per share data)	2004	2003	% Change
REVENUES
Premiums	$576.5	$575.2	0.2
Universal life and investment product policy fees	76.1	90.3	(15.7)
Net investment income	104.7	118.7	(11.8)
Net realized investment gains	15.7	13.2	18.9
Other income	26.3	52.2	(49.6)

Total revenues	799.3	849.6	(5.9)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	459.5	486.7	(5.6)
Policy acquisition expenses	150.9	171.3	(11.9)
Losses (gains) from retirement of funding agreements and trust instruments supported by funding obligations	3.2	(4.7)	N/M
Income from sale of universal life business	—	(5.5)	N/M
Losses (gains) on derivative instruments	1.0	(1.7)	N/M
Restructuring costs	3.3	3.3	—
Other operating expenses	135.5	157.8	(14.1)

Total benefits, losses and expenses	753.4	807.2	(6.7)

Income before federal income taxes	45.9	42.4	8.3
Federal income tax (benefit) expense	(23.4)	5.3	N/M

Income before cumulative effect of change in accounting principle	69.3	37.1	86.8

Cumulative effect of change in accounting principle	57.2	—	N/M

Net income	$12.1	$37.1	(67.4)

PER SHARE DATA (DILUTED)
Income before cumulative effect of change in accounting principle	$1.29	$0.70	84.3

Cumulative effect of change in accounting principle	(1.06)	—	N/M

Net income (1)	$0.23	$0.70	(67.1)

Weighted average shares outstanding	53.7	53.0

(1)	Basic net income per share was $0.23 and $0.70 for the quarters ended March 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,286.2 and $7,346.3)	$7,709.4	$7,646.5	0.8
Equity securities, at fair value (cost of $16.6 and $9.1)	19.8	15.3	29.4
Mortgage loans	173.3	175.1	(1.0)
Policy loans	262.7	268.0	(2.0)
Other long-term investments	74.3	80.7	(7.9)

Total investments	8,239.5	8,185.6	0.7

Cash and cash equivalents	189.5	380.5	(50.2)
Accrued investment income	125.5	126.5	(0.8)
Premiums, accounts and notes receivable, net	505.9	480.9	5.2
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	2,109.2	2,111.2	(0.1)
Deferred policy acquistion costs	966.6	1,115.5	(13.3)
Deferred federal income taxes	350.3	381.0	(8.1)
Goodwill	128.2	128.2	—
Other assets	460.8	367.7	25.3
Separate account assets	11,304.9	11,835.4	(4.5)

Total assets	$24,380.4	$25,112.5	(2.9)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,636.4	$3,556.8	2.2
Outstanding claims, losses and loss adjustment expenses	3,141.9	3,124.9	0.5
Unearned premiums	1,043.4	1,032.5	1.1
Contractholder deposit funds and other policy liabilities	393.2	683.7	(42.5)

Total policy liabilities and accruals	8,214.9	8,397.9	(2.2)

Expenses and taxes payable	729.7	822.7	(11.3)
Reinsurance premiums payable	115.4	136.5	(15.5)
Trust instruments supported by funding obligations	1,217.4	1,200.3	1.4
Long-term debt	508.8	499.5	1.9
Separate account liabilities	11,304.9	11,835.4	(4.5)

Total liabilities	22,091.1	22,892.3	(3.5)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,770.5	1,775.6	(0.3)
Accumulated other comprehensive income	67.2	16.1	N/M
Retained earnings	845.2	833.1	1.5
Treasury stock at cost (7.2 and 7.4 million shares)	(394.2)	(405.2)	(2.7)

Total shareholders’ equity	2,289.3	2,220.2	3.1

Total liabilities and shareholders’ equity	$24,380.4	$25,112.5	(2.9)

PROPERTY & CASUALTY

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2004	2003	% Change
REVENUES
Net premiums written	$561.3	$550.5	2.0
Change in unearned premiums, net of prepaid reinsurance premiums	(5.0)	3.7	N/M

Net premiums earned	556.3	554.2	0.4
Net investment income	47.7	45.8	4.1
Other income	13.3	15.8	(15.8)

Total segment revenue	617.3	615.8	0.2

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	394.0	405.2	(2.8)
Policy acquisition expenses	117.1	111.8	4.7
Other operating expenses	67.6	60.6	11.6

Total losses and operating expenses	578.7	577.6	0.2

Segment income before federal income taxes	$38.6	$38.2	1.0

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,450.6 and $3,383.9)	$3,626.0	$3,506.2	3.4
Equity securities, at fair value (cost of $2.9)	5.0	5.1	(2.0)
Mortgage loans	53.2	53.8	(1.1)
Other long-term investments	0.7	0.7	—

Total investments	3,684.9	3,565.8	3.3

Cash and cash equivalents	68.3	113.0	(39.6)
Accrued investment income	51.0	49.4	3.2
Premiums, accounts, and notes receivable, net	503.7	477.2	5.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,076.9	1,070.4	0.6
Deferred policy acquistion costs	216.6	220.9	(1.9)
Deferred federal income tax asset	148.5	160.8	(7.6)
Goodwill	121.4	121.4	—
Other assets	180.4	198.7	(9.2)

Total assets	$6,051.7	$5,977.6	1.2

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,036.6	$3,018.9	0.6
Unearned premiums	1,039.8	1,029.0	1.0
Contractholder deposit funds and other policy liabilities	8.2	8.2	—

Total policy liabilities and accruals	4,084.6	4,056.1	0.7

Expenses and taxes payable	252.5	251.5	0.4
Reinsurance premiums payable	102.2	124.4	(17.8)

Total liabilities	4,439.3	4,432.0	0.2

SHAREHOLDERS’ EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	94.5	60.0	57.5
Retained earnings	1,343.7	1,311.4	2.5

Total shareholders’ equity	1,612.4	1,545.6	4.3

Total liabilities and shareholders’ equity	$6,051.7	$5,977.6	1.2

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended March 31, 2004				Quarter ended March 31, 2003				% Change
(In millions)	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total	Personal Lines	Commercial Lines	Other Property and Casualty	Total
Underwriting profit (loss), excluding prior year reserve development and catastrophes	$0.8	$(7.3)	$(1.1)	$(7.6)	$(23.9)	$(8.2)	$(1.0)	$(33.1)	N/M	(11.0)	10.0	(77.0)
Prior year reserve development (favorable) unfavorable	(3.5)	(15.6)	—	(19.1)	0.5	(32.2)	—	(31.7)	N/M	(51.6)	N/M	(39.7)
Pre-tax catastrophe losses	14.6	6.5	—	21.1	4.8	6.4	—	11.2	N/M	1.6	N/M	88.4

Statutory underwriting (loss) profit	(10.3)	1.8	(1.1)	(9.6)	(29.2)	17.6	(1.0)	(12.6)	(64.7)	(89.8)	10.0	(23.8)
Net investment income	23.5	23.7	0.5	47.7	22.5	22.8	0.5	45.8	4.4	3.9	—	4.1
Fee income	—	—	6.3	6.3	—	—	6.3	6.3	—	—	—	—
Other	(2.4)	1.0	(4.4)	(5.8)	4.0	(1.0)	(4.3)	(1.3)	N/M	N/M	2.3	N/M

Segment income (loss) before federal income taxes	$10.8	$26.5	$1.3	$38.6	$(2.7)	$39.4	$1.5	$38.2	N/M	(32.7)	(13.3)	1.0

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RESULTS

	Quarter ended March 31, 2004
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$276.7	$80.5	$8.8	$366.0	$36.9	$48.8	$85.6	$24.3	$195.6	$—	$561.6

Net premiums earned	$270.4	$99.1	$10.7	$380.2	$31.2	$43.4	$78.6	$23.4	$176.6	$—	$556.8
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	186.5	48.7	8.2	243.4	21.5	26.3	39.3	5.5	92.6	0.9	336.9
Prior year reserve development (favorable) unfavorable	(0.5)	(2.3)	(0.7)	(3.5)	(2.1)	(7.1)	(8.6)	2.2	(15.6)	—	(19.1)
Pre-tax catastrophe losses	—	14.1	0.5	14.6	—	—	6.5	—	6.5	—	21.1

Loss adjustment expenses excluding prior year reserve development	27.1	6.8	0.9	34.8	4.6	3.3	11.1	0.9	19.9	0.2	54.9
Policy acquisition and other underwriting expenses				101.2					71.2	—	172.4
Policyholders’ dividends				—					0.2	—	0.2

Statutory underwriting (loss) profit				$(10.3)					$1.8	$(1.1)	$(9.6)

	Quarter ended March 31, 2003
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$285.8	$73.2	$8.4	$367.4	$37.9	$44.0	$79.4	$21.5	$182.8	$—	$550.2

Net premiums earned	273.4	88.4	10.9	372.7	35.4	45.9	75.7	24.2	181.2	—	553.9
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	207.0	49.6	3.4	260.0	25.0	27.2	44.3	10.1	106.6	0.5	367.1
Prior year reserve development unfavorable (favorable)	1.8	(1.2)	(0.1)	0.5	(3.4)	(5.1)	(16.4)	(7.3)	(32.2)	—	(31.7)
Pre-tax catastrophe losses	—	4.6	0.2	4.8	—	—	5.7	0.7	6.4	—	11.2

Loss adjustment expenses excluding prior year development	28.2	8.0	0.4	36.6	4.8	2.8	11.7	1.1	20.4	0.5	57.5
Policy acquisition and other underwriting expenses				100.0					61.3	—	161.3
Policyholders’ dividends				—					1.1	—	1.1

Statutory underwriting (loss) profit				$(29.2)					$17.6	$(1.0)	$(12.6)

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended March 31, 2004
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	69.5%	47.9%	70.1%	63.9%	67.9%	47.9%	41.7%	31.2%	46.5%	—	58.5%
Catastrophe losses	N/M	14.2%	4.7%	3.8%	N/M	N/M	8.3%	N/M	3.7%	—	3.8%
Loss adjustment expenses	9.3%	5.8%	8.4%	8.3%	9.0%	3.9%	11.5%	5.6%	8.4%	—	8.4%
Policy acquisition and other underwriting expenses				27.7%					36.4%	—	30.7%
Policyholders’ dividends				N/M					0.1%	—	N/M

Combined				103.7%					95.1%	N/M	101.4%

Policies in force	(5.8)%	(2.4)%	(5.6)%	(4.6)%	(0.9)%	(5.5)%	(1.9)%	(18.8)%	(9.0)%	—	(4.8)%
Retention (1)	79.9%	82.3%	—	81.2%	74.8%	84.4%	79.9%	—	80.1%

	Quarter ended March 31, 2003
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses	76.6%	57.0%	31.2%	70.6%	68.1%	50.3%	44.5%	10.3%	46.0%	—	62.7%
Catastrophe losses	N/M	5.2%	1.8%	1.3%	N/M	N/M	7.5%	2.9%	3.5%	—	2.0%
Loss adjustment expenses	10.1%	6.8%	2.8%	9.1%	6.5%	3.9%	7.8%	5.8%	6.3%	—	8.3%
Policy acquisition and other underwriting expenses				27.2%					33.5%	—	29.3%
Policyholders’ dividends				N/M					0.6%	—	0.2%

Combined				108.2%					89.9%	N/M	102.5%

Policies in force	(3.7)%	(1.4)%	(4.3)%	(2.7)%	(11.7)%	(19.9)%	(7.4)%	—%	(9.5)%	—	(3.6)%
Retention (1)	80.0%	82.8%	—	81.5%	76.6%	74.2%	76.5%	—	76.0%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2004	2003	% Change
REVENUES
Premiums	$20.2	$21.0	(3.8)
Fees:
Fees from surrenders	13.8	26.4	(47.7)
Other proprietary product fees	62.3	63.9	(2.5)
Net investment income	56.9	73.1	(22.2)
Brokerage and investment management income (1)	7.0	32.5	(78.5)
Other income	7.8	6.9	13.0

Total segment revenue	168.0	223.8	(24.9)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	65.4	76.2	(14.2)
Policy acquisition expenses	32.3	59.8	(46.0)
Brokerage and investment management variable expenses (1)	4.3	22.3	(80.7)
Other operating expenses	56.2	67.9	(17.2)

Total policy benefits, claims and operating expenses	158.2	226.2	(30.1)

Segment income (loss) before federal income taxes	$9.8	$(2.4)	N/M

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution of non-proprietary insurance and investment products as well as the management of assets for proprietary products. Variable expenses related to this business primarily consist of commissions and subadvisory fees.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2004	December 31 2003	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,785.7 and $3,912.6)	$4,025.6	$4,080.1	(1.3)
Equity securities, at fair value (cost of $4.4 and $6.2)	5.5	10.3	(46.6)
Mortgage loans	120.9	122.3	(1.1)
Policy loans	262.7	268.0	(2.0)
Other long-term investments	73.7	80.0	(7.9)

Total investments	4,488.4	4,560.7	(1.6)

Cash and cash equivalents	104.4	242.8	(57.0)
Accrued investment income	73.9	76.2	(3.0)
Premiums, accounts, and notes receivable, net	2.1	3.8	(44.7)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,034.4	1,042.9	(0.8)
Deferred policy acquistion costs (2)	750.0	894.6	(16.2)
Deferred federal income tax asset	206.0	223.8	(8.0)
Goodwill	6.8	6.8	—
Other assets (2)	261.6	150.6	73.7
Separate account assets	11,304.9	11,835.4	(4.5)

Total assets	$18,232.5	$19,037.6	(4.2)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,636.4	$3,556.8	2.2
Outstanding claims, losses and loss adjustment expenses	104.5	105.2	(0.7)
Unearned premiums	3.6	3.5	2.9
Contractholder deposit funds and other policy liabilities	385.0	675.5	(43.0)

Total policy liabilities and accruals	4,129.5	4,341.0	(4.9)

Expenses and taxes payable	371.0	453.9	(18.3)
Reinsurance premiums payable	13.2	12.1	9.1
Trust instruments supported by funding obligations	1,217.4	1,200.3	1.4
Separate account liabilities	11,304.9	11,835.4	(4.5)

Total liabilities	17,036.0	17,842.7	(4.5)

SHAREHOLDERS’ EQUITY
Common stock, par value $1,000 per share; authorized 10,000 shares; issued 2,526 shares	2.5	2.5	—
Additional paid-in capital	1,075.0	1,075.0	—
Accumulated other comprehensive loss	(5.1)	(23.5)	(78.3)
Retained earnings	124.1	140.9	(11.9)

Total shareholders’ equity	1,196.5	1,194.9	0.1

Total liabilities and shareholders’ equity	$18,232.5	$19,037.6	(4.2)

(1)	Life Insurance Companies include Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and their subsidiaries. First Allmerica Financial Life Insurance Company includes assets related to our discontinued operations (Group Life & Health) of $280.1 million and policy liabilities and accruals of $205.8 million related to this business.
(2)	As a result of the implementation of SOP 03-1, other assets include a reclassification of $82.5 million from deferred policy acquisition costs at March 31, 2004.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Quarter ended March 31, 2004				Quarter ended March 31, 2003
	Variable Annuities	Variable Universal Life	Other (3)	Total	Variable Annuities	Variable Universal Life	Other (3)	Total
REVENUES
Premiums	$—	$—	$20.2	$20.2	$—	$—	$21.0	$21.0
Fees:
Fees from surrenders	11.0	2.8	—	13.8	22.3	4.1	—	26.4
Other proprietary product fees	40.3	21.6	0.4	62.3	38.4	24.3	1.2	63.9
Net investment income	17.0	4.7	35.2	56.9	16.4	3.8	52.9	73.1
Brokerage and investment management income (1)	4.7	1.0	1.3	7.0	5.3	1.1	26.1	32.5
Other income	3.1	0.7	4.0	7.8	2.1	2.5	2.3	6.9

Total segment revenue	76.1	30.8	61.1	168.0	84.5	35.8	103.5	223.8

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	26.1	8.4	30.9	65.4	27.6	9.4	39.2	76.2
Policy acquisition expenses	23.6	8.2	0.5	32.3	52.8	7.3	(0.3)	59.8
Variable operating expenses	7.9	1.8	14.5	24.2	7.6	1.3	32.4	41.3
Loss on hedge derivatives (2)	5.4	—	—	5.4	—	—	—	—

	63.0	18.4	45.9	127.3	88.0	18.0	71.3	177.3

Segment income (loss) before other operating expenses	$13.1	$12.4	$15.2	40.7	$(3.5)	$17.8	$32.2	46.5

Other operating expenses				30.9				48.9

Segment income (loss) before federal income taxes				$9.8				$(2.4)

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution of non-proprietary insurance and investment products as well as the the management of assets for proprietary products. Variable expenses related to this business primarily consist of commissions and subadvisory fees.
(2)	Loss on hedge derivatives relates to the economic hedging program implemented in the fourth quarter of 2003 involving exchange traded futures contracts used to hedge against increased GMDB claims that could arise from declines in the equity market below levels at December 3, 2003.
(3)	Other includes results from our broker/dealer, VeraVest Investments, Inc., guaranteed investment contracts, closed block, universal life, traditional life, yearly renewable term life, individual health and other insurance and group retirement products.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME EXCLUDING CERTAIN NON-CASH ITEMS

	Quarter ended
(In millions)	March 31, 2004	December 31, 2003	March 31, 2003
Segment income (loss) before taxes	$9.8	$5.7	$(2.4)
Deferred acquisition cost operating amortization and amortization of sales inducements, net	38.0	23.8	58.4
Property, plant and equipment depreciation, net	0.9	2.5	—
Goodwill impairment	—	2.1	—
Statement of Position 98-1 amortization, net	1.2	1.1	1.1
Change in guaranteed minimum death benefit reserves	(9.6)	(5.8)	(25.3)

Total segment income excluding certain non-cash items	$40.3	$29.4	$31.8

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

	Quarter ended March 31
(In millions)	2004	2003	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$10,545.8	$10,611.9	(0.6)
Direct premiums and deposits	18.3	24.8	(26.2)
Redemptions	(557.3)	(794.6)	(29.9)
Market appreciation (depreciation)	201.1	(270.2)	N/M
Transfers and other (1)	(95.2)	(51.1)	86.3

Balance at end of period	$10,112.7	$9,520.8	6.2

	Quarter Ended
	March 31, 2004	December 31, 2003	March 31, 2003
VARIABLE INDIVIDUAL ANNUITIES (2)
Redemptions	$634.1	$505.9	$990.4
Redemption rates (3)	22%	18%	35%

	March 31 2004	December 31 2003	% Change
VARIABLE INDIVIDUAL ANNUITIES
Account values	$11,344.3	$11,742.6	(3.4)
Net amount at risk	$2,387.0	$2,551.2	(6.4)
Deferred acquisition cost asset and capitalized sales inducements	$609.5	$660.2	(7.7)

(1)	As a result of the implementation of SOP 03-1, reserves for individual annuities include a reclassification of $107.1 million to general account liabilities at March 31, 2004.
(2)	Includes both full policy and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).
(3)	Redemption rates are annualized based on the average account value in the quarter.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	March 31 2004	December 31 2003	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$844.2	$845.8	(0.2)
Universal life (1)	645.4	661.6	(2.4)
Variable universal life (2)	220.0	221.2	(0.5)
Individual health (3)	260.9	260.3	0.2

Total insurance	1,970.5	1,988.9	(0.9)

Annuities
Individual annuities (4)	1,475.8	1,363.1	8.3
Group annuities	444.0	572.5	(22.4)

Total annuities	1,919.8	1,935.6	(0.8)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	29.3	207.5	(85.9)

Total general account reserves	$3,919.6	$4,132.0	(5.1)

Trust instruments supported by funding obligations	$1,217.4	$1,200.3	1.4

SEPARATE ACCOUNT LIABILITIES
Variable individual life	$1,043.7	$1,053.2	(0.9)
Variable individual annuities (4)	10,112.7	10,545.8	(4.1)

Total individual	11,156.4	11,599.0	(3.8)
Group variable universal life	54.2	127.0	(57.3)
Group annuities	94.3	109.4	(13.8)

Total group	148.5	236.4	(37.2)

Total separate account liabilities	$11,304.9	$11,835.4	(4.5)

(1)	Universal life reserves include reinsured balances of $617.6 and $633.8 million at March 31, 2004 and December 31, 2003, respectively.
(2)	Variable universal life reserves include group variable universal life reserves of $12.7 and $13.2 million at March 31, 2004 and December 31, 2003, respectively.
(3)	Individual health reserves include reinsured balances of $259.4 and $258.9 million at March 31, 2004 and December 31, 2003, respectively.
(4)	As a result of the implementation of SOP 03-1, reserves for individual annuities include a reclassification of $107.1 million from separate account liabilities at March 31, 2004.

INVESTMENTS

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

(In millions, except yields)	Quarter ended March 31, 2004
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$49.0	5.74%	$56.0	5.96%	$105.0	5.86%
Equity securities	1.0	N/M	—	—	1.0	N/M
Mortgages	1.1	8.22%	2.3	7.58%	3.4	7.77%
All other	(2.3)	—	0.3	—	(2.0)	—
Investment expenses	(1.0)	—	(1.7)	—	(2.7)	—

Total	$47.8	5.42%	$56.9	5.33%	$104.7	5.37%

	Quarter ended March 31, 2003
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$47.8	6.22%	$63.7	6.26%	$111.5	6.24%
Equity securities	0.2	3.85%	0.1	1.16%	0.3	2.02%
Mortgages	1.6	8.07%	3.8	9.04%	5.4	8.72%
All other	(3.2)	—	6.6	—	3.4	—
Investment expenses	(0.8)	—	(1.1)	—	(1.9)	—

Total	$45.6	5.63%	$73.1	6.01%	$118.7	5.85%

(1)	Includes purchase accounting adjustments of $0.8 million for the quarter ended March 31, 2004 and 2003, respectively. Also includes corporate eliminations of $0.1 million and $0.2 million for the quarter ended March 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL CORPORATION

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
(In millions)	2004			2003
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
Net gains on securities transactions	$9.1	$9.0	$18.1	$6.9	$35.9	$42.8
Other than temporary impairments	(0.7)	(1.7)	(2.4)	(1.5)	(22.0)	(23.5)
Other	—	—	—	—	(6.1)	(6.1)

Net realized investment gains	$8.4	$7.3	$15.7	$5.4	$7.8	$13.2

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	March 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.1	$1.6	$2.7	$86.9	$81.5	$168.4
7 - 12 months	3.5	4.1	7.6	214.6	165.5	380.1
Greater than 12 months	0.5	0.8	1.3	14.1	45.7	59.8

Total investment grade fixed maturities	5.1	6.5	11.6	315.6	292.7	608.3

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	2.3	0.8	3.1	52.5	18.6	71.1
7 - 12 months	—	1.1	1.1	—	4.8	4.8
Greater than 12 months	—	3.7	3.7	0.8	16.5	17.3

Total below investment grade fixed maturities	2.3	5.6	7.9	53.3	39.9	93.2

Equity securities	—	—	—	0.5	1.2	1.7

Total fixed maturities and equity securities	$7.4	$12.1	$19.5	$369.4	$333.8	$703.2

	December 31, 2003
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$11.0	$6.8	$17.8	$565.2	$458.3	$1,023.5
7 - 12 months	4.9	10.8	15.7	92.7	239.0	331.7
Greater than 12 months	1.2	3.7	4.9	21.8	74.5	96.3

Total investment grade fixed maturities	17.1	21.3	38.4	679.7	771.8	1,451.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.5	0.7	1.2	18.1	20.4	38.5
7 - 12 months	—	2.5	2.5	—	8.2	8.2
Greater than 12 months	0.5	5.2	5.7	8.1	29.0	37.1

Total below investment grade fixed maturities	1.0	8.4	9.4	26.2	57.6	83.8

Equity securities	—	0.1	0.1	0.5	1.3	1.8

Total fixed maturities and equity securities	$18.1	$29.8	$47.9	$706.4	$830.7	$1,537.1

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		March 31, 2004
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,306.1	$2,199.7	$4,505.8	$2,419.0	$2,322.7	$4,741.7
2	Baa	981.0	1,351.8	2,332.8	1,031.0	1,450.6	2,481.6
3	Ba	104.1	148.9	253.0	111.1	157.7	268.8
4	B	74.7	59.3	134.0	80.7	62.6	143.3
5	Caa and lower	31.4	15.9	47.3	37.9	21.0	58.9
6	In or near default	3.3	10.1	13.4	4.1	11.0	15.1

Total fixed maturities		$3,500.6	$3,785.7	$7,286.3	$3,683.8	$4,025.6	$7,709.4

		December 31, 2003
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,360.7	$2,341.9	$4,702.6	$2,442.5	$2,417.4	$4,859.9
2	Baa	874.8	1,346.9	2,221.7	902.5	1,427.3	2,329.8
3	Ba	91.0	134.4	225.4	97.0	138.8	235.8
4	B	75.9	64.5	140.4	83.9	65.9	149.8
5	Caa and lower	25.9	14.3	40.2	34.6	19.4	54.0
6	In or near default	5.4	10.6	16.0	5.9	11.3	17.2

Total fixed maturities		$3,433.7	$3,912.6	$7,346.3	$3,566.4	$4,080.1	$7,646.5

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 04	2003	Q4 03	Q3 03	Q2 03	Q1 03
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$10.8	$34.3	$25.3	$11.5	$0.2	$(2.7)
Commercial Lines	26.5	98.7	6.0	18.1	35.2	39.4
Other	1.3	(15.5)	2.5	2.6	(22.1)	1.5

Total Property and Casualty	38.6	117.5	33.8	32.2	13.3	38.2
Life Companies	9.8	8.7	5.7	(8.1)	13.5	(2.4)
Corporate Debt	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$38.4	$86.3	$29.5	$14.1	$16.9	$25.8

Federal income tax (expense) benefit on segment income	(5.2)	6.1	0.8	5.6	1.8	(2.1)

Total segment income after federal income taxes	33.2	92.4	30.3	19.7	18.7	23.7
Tax settlement	30.1	—	—	—	—	—
Net realized investment gains (losses), net of amortization and taxes	10.2	10.4	4.0	(8.2)	6.6	8.0
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	(2.1)	3.7	—	0.4	0.3	3.0
Income from sale of universal life business, net of taxes	—	3.6	—	—	—	3.6
(Losses) gains on derivative instruments, net of taxes	—	(4.5)	(5.4)	0.3	(0.4)	1.0
Restructuring costs, net of taxes	(2.1)	(18.7)	(14.9)	(0.8)	(0.8)	(2.2)

Income before cumulative effect of accounting change	69.3	86.9	14.0	11.4	24.4	37.1
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	—	—

NET INCOME	$12.1	$86.9	$14.0	$11.4	$24.4	$37.1

PER SHARE DATA (DILUTED)

NET INCOME	$0.23	$1.63	$0.26	$0.21	$0.46	$0.70

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.2	53.5	53.3	53.0	53.0

BALANCE SHEET
Total investments	$8,239.5		$8,185.6	$8,279.5	$8,219.0	$8,172.2
Separate account assets	$11,304.9		$11,835.4	$11,546.0	$11,719.0	$11,016.2
Total assets	$24,380.4		$25,112.5	$25,008.0	$25,173.2	$24,372.8
Total shareholders’ equity	$2,289.3		$2,220.2	$2,196.6	$2,225.6	$2,115.9
Book value per share	$43.04		$41.89	$41.42	$41.96	$39.86
Book value per share, excluding accumulated other comprehensive income	$41.77		$41.59	$41.30	$41.07	$40.59

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and Corporate Debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2002	Q4 02	Q3 02	Q2 02	Q1 02
SEGMENT INCOME (LOSS) (1)

Property and Casualty
Personal Lines	$40.2	$(6.7)	$13.3	$24.3	$9.3
Commercial Lines	124.2	40.7	37.2	21.1	25.2
Other	5.8	(3.7)	3.9	4.4	1.2

Total Property and Casualty	170.2	30.3	54.4	49.8	35.7
Life Companies	(634.7)	2.2	(544.1)	(118.3)	25.5
Corporate Debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment (loss) income before federal income taxes	$(504.4)	$22.5	$(499.7)	$(78.4)	$51.2

Federal income tax benefit (expense) on segment income (loss)	229.0	(0.6)	184.7	50.7	(5.8)

Total segment (loss) income after federal income taxes	(275.4)	21.9	(315.0)	(27.7)	45.4
Net realized investment (losses) gains, net of amortization and taxes	(89.4)	(45.8)	(0.7)	(38.5)	(4.4)
Gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	66.7	66.7	—	—	—
Loss from sale of universal life business, net of taxes	(20.3)	(20.3)	—	—	—
Gains on derivative instruments, net of taxes	26.2	6.5	—	9.1	10.6
Restructuring costs, net of taxes	(9.6)	(9.6)	—	—	—
Other items, net of taxes	(0.6)	(4.5)	2.3	1.6	—

(Loss) income before cumulative effect of accounting change	(302.4)	14.9	(313.4)	(55.5)	51.6
Cumulative effect of change in accounting principle, net of taxes	(3.7)	—	—	—	(3.7)

NET (LOSS) INCOME	$(306.1)	$14.9	$(313.4)	$(55.5)	$47.9

PER SHARE DATA (DILUTED)

NET (LOSS) INCOME	$(5.79)	$0.28	$(5.93)	$(1.05)	$0.90

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	52.9	52.9	52.9	52.9	53.1

BALANCE SHEET
Total investments		$8,806.8	$9,816.0	$9,844.9	$9,977.2
Separate account assets		$12,343.4	$12,152.9	$14,054.3	$15,085.9
Total assets		$26,578.9	$27,528.6	$29,157.3	$30,292.2
Total shareholders’ equity		$2,072.2	$2,105.4	$2,391.7	$2,384.8
Book value per share		$39.12	$39.69	$45.07	$44.98
Book value per share, excluding accumulated other comprehensive income		$39.83	$39.47	$45.32	$46.32

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and Corporate Debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Excludes 0.2 million shares for the year ended December 31, 2002, 0.1 million shares for the quarter ended September 30, 2002 and 0.4 million shares for the quarter ended June 30, 2002 due to antidilution.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2004
	Price Range		Dividends Per Share
	High	Low
March 31	$38.25	$30.84	—
June 30
September 30
December 31

Quarter Ended	2003
	Price Range		Dividends Per Share
	High	Low
March 31	$16.43	$9.84	—
June 30	$18.53	$13.75	—
September 30	$24.90	$17.74	—
December 31	$31.29	$24.65	—

INDUSTRY RATINGS AS OF APRIL 26, 2004

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa2
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	B+	Ba1
First Allmerica Financial Life Insurance Company	B+	B+	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bb+	BB-	Ba3
Allmerica Financial Corporation Capital Securities	bb-	B-	B2
Allmerica Financial Corporation Short Term Debt	AMB-3	—	NP
First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

EquiServe, LP

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

William J. Steglitz, CPA

Director, Investor Relations

(508) 855-3883

wsteglitz@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com